Taxation - Components of Deferred Taxes (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Current
Allowance for doubtful accounts	$ 13	84	367
Accrued staff cost	5,071	31,463	19,538
Accrued expenses	1,258	7,802	5,251
Revenue recognition	2,892	17,941	11,174
Tax losses	477	2,962	2,437
Less: Valuation allowances	(368)	(2,283)	(2,114)
Net current deferred tax assets	9,343	57,969	36,653
Non-current
Tax losses	858	5,324	0
Less: Valuation allowances	(858)	(5,324)	0
Net non-current deferred tax assets	0	0	0
Total deferred tax assets	9,343	57,969	36,653
Non-current
Intangible assets	1,559	9,677	10,816
Outside basis difference	80,376	498,700	470,911
Total non-current deferred tax liabilities	81,935	508,377	481,727
Total deferred tax liabilities	$ 81,935	508,377	481,727